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                                                                       EXHIBIT 9

                                POWER OF ATTORNEY

Know all men by these presents:

That I, a member of the Board of Directors of PROVIDENTMUTUAL LIFE & ANNUITY COMPANY OF AMERICA, do hereby make, constitute and appoint as my true and lawful attorney in fact, James G. Potter, Jr., for me and in my name, place and stead to sign the following registration statements and any and all amendments thereto on behalf of PROVIDENTMUTUAL LIFE & ANNUITY COMPANY OF AMERICA and PROVIDENTMUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT filed with the Securities and Exchange Commission:

         Registration Statements for the registration under the Securities Act of 1933 and/or the Investment Company Act of 1940 of certain variable annuity contracts and variable life insurance policies for the appropriate Separate Accounts.

Such appointment shall remain valid and in effect for so long as I shall be a member of the Board of Directors of PROVIDENTMUTUAL LIFE & ANNUITY COMPANY OF AMERICA and for so long as James G. Potter, Jr., shall be an officer of PROVIDENTMUTUAL LIFE & ANNUITY COMPANY OF AMERICA.

IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of April, 2000.


                                                     /s/  Mary Lynn Finelli
                                                     --------------------------
                                                     Mary Lynn Finelli

                                                     /s/ Alan F. Hinkle
                                                     --------------------------
                                                     Alan F. Hinkle

                                                     /s/ James D. Kestner
                                                     --------------------------
                                                     James D. Kestner

                                                     /s/ Sarah C. Lange
                                                     --------------------------
                                                     Sarah C. Lange

                                                     /s/ Joan C. Tucker
                                                     --------------------------
                                                     Joan C. Tucker

                                                     /s/ Linda M. Springer
                                                     --------------------------
                                                     Linda M. Springer

                                                     /s/ Mehran Assadi
                                                     --------------------------
                                                     Mehran Assadi